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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 15, 1996 included in Mecklermedia Corporation's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.


                                                        ARTHUR ANDERSEN LLP



Stamford, Connecticut
 October 9, 1997



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